RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2014
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
9	RELATED PARTY TRANSACTIONS

During the years ended December 31, 2012, 2013 and 2014, the Company entered into related party transactions with Mr. Han and Chuanbang Business Consulting (Beijing) Co., Ltd. (“Chuanbang”), which is wholly owned by Mr. Han. The significant related party transactions are summarized as follows:

		Year Ended December 31,
		2012	2013	2014
		US$	US$	US$
Tuition fees paid under the Student Loan Program	(a)	7,924,903	8,672,904	—
Guarantee fee	(b)	70,245	90,490	18,188
Amounts received under the Student Loan Program	(c)	(668,652)	(141,329)	—
Repayment of amounts received under the Student Loan Program	(c)	745,918	232,879	—
Advances from Chuanbang	(d)	(308,658)	(153,386)	—
Repayment of advances from Chuanbang	(d)	308,658	153,386	—
Cash collection service fee	(e)	—	64,586	108,068

Notes:

(a)	Starting from the second half of 2011, the Company began to refer its students who need financial assistance for the payment of their tuition fees to Chuanbang. Chuanbang is a person-to-person or a “peer-to-peer” (P2P) lending intermediary that assists students in obtaining loans to pay for their tuition fees by identifying potential third-party individual lenders (the “Student Loan Program”). The third-party lenders remit cash to Mr. Han, who is a representative of Chuanbang, rather than directly to the Company, because the P2P arrangement is between Chuanbang (rather than the Company) and the third party individual lenders. As a P2P lending intermediary and pursuant to the relevant agreements between the two parties, Chuanbang is responsible for processing payments from student borrowers and forwarding those payments to individual lenders. The Company has no direct involvement in or is a party to the P2P arrangement, other than serving as the guarantor of the student loans. The role of the third-party individual lenders is to provide the students with funding of the student loans that are arranged or identified by Chuanbang

Under the Student Loan Program, before the training courses commence, the students entered into loan agreements with Mr. Han, a designated representative of Chuanbang, to borrow an amount equal to the total amount of the tuition fees. The repayment term of the loan agreements ranges between 12 and 20 months. Shortly thereafter, Mr. Han assigned such loan agreements to third party individual lenders (including certain employees and a director of the Company), with the Company serving as the guarantor of the loan amount. The terms of the assignment agreements between Mr. Han and the third party individual lenders are identical to the terms of the loan agreements between the students and Mr. Han, except that the interest rate charged to the students by Mr. Han is higher than the interest rate charged to Mr. Han by the third party individual lenders. The interest rate differential represents the compensation to Mr. Han for the estimated costs he incurred to originate and will incur to service the student loans as well as the amount payable to the Company for guaranteeing the student loans. Upon the receipt of the cash from the third party individual lenders, Mr. Han remits the cash to the Company on behalf of students for the payment of the students' tuition fees. In substance, the Company has agreed to guarantee amounts borrowed by the students (indirectly from third-party individual lenders through Mr. Han) to purchase the training services of the Company.

The terms of the guarantee coincide with the terms of loan agreements, which range between 12 and 20 months. If the students default on a payment, the Company would have to perform under the guarantee. However, the Company would have recourse against the students. The maximum amount of undiscounted payments the Company would have to make in the event of default is US$4,448,162 and US217,356 as of December 31, 2013 and 2014, respectively. Upon the inception of the guarantee, the Company recognized a liability based on the estimated fair value of the guarantee. The liability is amortized over the term of the guarantee. The balance of the liability, which is included in accrued expenses and other current liabilities, was US$18,313 and nil as of December 31, 2013 and 2014, respectively. The estimated amount of the loss contingency related to the guarantee was immaterial as of December 31, 2013 and 2014. The Company paid US$78,931 in 2013 to discharge its guarantee obligations, which represented cumulative default of repayments by students as of December 31, 2013. All the third-part lenders were repaid and the Company's guarantee was released by March 15, 2015.

Under the Student Loan Program, upon the receipt of cash from third party individual lenders, Mr. Han remitted US$7,924,903 and US$8,672,904 to the Company on behalf of students for the payment of the students' tuition fees during the years ended December 31, 2012 and 2013, respectively. The Company has stopped providing guarantees for any new student loans arranged by Chuanbang since April 2013.

(b)	Under the Student Loan Program, the Company allocates the total consideration between the fair value of the tuition service and the loan guarantee. Subsequent to the initial recognition, the loan guarantee liability is recognized as guarantee fee revenue over the term of the guarantee on a straight-line basis. US$70,245, US$90,490 and US$18,188 was recognized as guarantee fee revenue and included in other revenues for the years ended December 31, 2012, 2013 and 2014, respectively.

(c)	Under the Student Loan Program, the Company is not required to service the loans indirectly obtained by the students from the third party individual lenders. However, certain students remitted payments to the Company directly instead to Mr. Han. During the years ended December 31, 2012 and 2013, the Company received cash repayments from students in the amount of US$668,652 and US$141,329, respectively. The amount received by the Company on behalf of Mr. Han is recorded in amounts due to Mr. Han. The Company repaid US$745,918 and US$232,879 to Mr. Han during the years ended December 31, 2012 and 2013, respectively.

(d)	Represents advance for prepayment of services received from Chuanbang. During the years ended December 31, 2012 and 2013, the Company received advances in the amount of US$308,658 and US$153,386, respectively from Chuanbang. The Company repaid advances of US$308,658 and US$153,386 during the years ended December 31, 2012 and 2013, respectively, as the services were no longer required.

(e)	Pursuant to an agreement between Chuanbang and the Company, beginning August 2013, Chuanbang provides cash collection service on the Company's accounts receivable. The fee for the service is calculated based on 6%~8% of the amount collected. Employees of Chuanbang include former employees of the Company who worked in the credit evaluation department. Chuanbang also provides similar cash collection service to financial institutions in the PRC. The cash collection service fee was US$64,586 and US$108,068 for the years ended December 31, 2013 and 2014, respectively.